UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2006

Saia, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11465 Johns Creek Parkway, Suite 400, Duluth, Georgia		30097
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-232-5067

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 7, 2006 the Compensation Committee of the Board of Directors of Saia, Inc. (the "Company") approved, the Board of Directors ratified, and the Company entered into a Modification of the Employment Agreement dated November 20, 2002, as amended, by and between Saia, Inc. and Herbert A. Trucksess, III. The modifications to the Employment Agreement dated November 20, 2002 were made in consideration of the nonqualified deferred compensation rules under Section 409A of the Internal Revenue Code and the regulations promulgated thereunder. The Modification of Employment Agreement dated November 20, 2002, as amended, is attached hereto as Exhibit 10.1 and incorporated by reference into this Item 1.01.

On December 7, 2006, the Company also entered into Indemnification Agreements with each of the members of the Board of Directors of the Company including Richard D. O’Dell, Herbert A. Trucksess, III, Linda J. French, John J. Holland, William F. Martin, Jr., James A. Olson, Bjorn E. Olsson, Douglas W. Rockel and Jeffrey C. Ward. The Indemnification Agreements provide for detailed and comprehensive indemnification provisions for the respective director. The form of the Indemnification Agreements is attached hereto as Exhibit 10.2 and incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its regularly scheduled meeting on December 7, 2006, the Board of Directors of the Company approved 2007 annual bonus targets for certain key employees (including each of the executive officers of the Company) based on the achievement of key corporate and individual objectives, under the Company’s annual performance-based cash bonus plan. Under the plan, funding pools are created based on overall Company performance on selected financial goals. For 2007, the goals under the plan are linked to earnings per share. Actual bonus payments will vary depending on Company performance and satisfaction of individual objectives.

Item 9.01 Financial Statements and Exhibits.

10.1 Modification of Employment Agreement dated November 20, 2002, as amended by and between Saia, Inc. and Herbert A. Trucksess, III dated as of December 7, 2006

10.2 Form of Indemnification Agreement dated as of December 7, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saia, Inc.

December 13, 2006	By:	James A. Darby

Name: James A. Darby
Title: Vice President of Finance & CFO

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Exhibit Index

Exhibit No.	Description

10.1	Modification of Employment Agreement dated November 20, 2002, as amended by and between Saia, Inc. and Herbert A. Trucksess, III dated as of December 7, 2006
10.2	Form of Indemnification Agreement dated as of December 7, 2006